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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 15, 1999, included in this Annual Report on Form 11-K for the year ended December 31, 1998, into the previously filed Form S-8 Registration Statements of the Tenneco Thrift Plan For Hourly Employees (File Nos. 333-17487, 333-27281, 333-27279, 333-30933, 333-41537, 333-48777 and
333-76261).

                                          ARTHUR ANDERSEN LLP

Houston, Texas
June 28, 1999